Exhibit 10.2
Execution Version
REGISTRATION RIGHTS AGREEMENT
by and among
the Persons listed on Schedule A hereto
and
ALLIANCE LAUNDRY HOLDINGS INC.
Dated as of October 8, 2025

This REGISTRATION RIGHTS AGREEMENT, dated as of October 8, 2025 (as it may be amended, supplemented or otherwise modified from time to time, this “Agreement”), is made among Alliance Laundry Holdings Inc., a Delaware corporation (the “Company”), the stockholders listed on Schedule A hereto and any transferee of Registrable Securities to whom any Person who is a party to this Agreement shall Assign any rights hereunder in accordance with Section 4.6 (each such Person, a “Holder”). Capitalized terms used in this Agreement without definition have the meaning set forth in Article I.
Article I
Certain Definitions
As used herein, the following terms shall have the following meanings:
“Additional Piggyback Rights” has the meaning set forth in Section 2.2(c).
“Additional Piggyback Shares” has the meaning set forth in Section 2.3(a)(iv).
“Affiliate” means with respect to any Person, any other Person that directly or indirectly controls, is controlled by or is under common control with, such Person.
“Agreement” has the meaning set forth in the preamble.
“Assign” means to directly or indirectly sell, transfer, assign, distribute, exchange, pledge, hypothecate, mortgage, grant a security interest in, encumber or otherwise dispose of Registrable Securities, whether voluntarily or by operation of law, including by way of a merger. “Assignee”, “Assigning” and “Assignment” have meanings corresponding to the foregoing.
“automatic shelf registration statement” has the meaning set forth in Section 2.5.
“Business Day” means any day other than a Saturday, Sunday or day on which banking institutions in New York, New York are authorized or obligated by law or executive order to close.
“Carryover Amount” for any Holder means, with respect to any registered offering in which such Holder elected not to participate after receipt of a notice under Section 2.2(a), a number of Registrable Securities equal to the number of Registrable Securities then held by such Holder, multiplied by a fraction (expressed as a percentage), the numerator of which is equal to the number of Registrable Securities sold by the Holder that sold the most Registrable Securities in such offering and the denominator of which is the number of Registrable Securities held by such selling Holder immediately prior to such offering.
“Claims” has the meaning set forth in Section 2.10(a).
“Company” has the meaning set forth in the preamble.
“Company Shares” means the common stock of the Company, par value $0.01 per share, and any and all securities of any kind whatsoever of the Company that may be issued by the Company after the date hereof in respect of, in exchange for, or in substitution of, such common stock, pursuant to any stock dividends, splits, reverse splits, combinations, reclassifications, recapitalizations, reorganizations and the like occurring after the date hereof.
“Company Shares Equivalents” means, with respect to the Company, all options, warrants and other securities convertible into, or exchangeable or exercisable for (at any time or upon the occurrence of any event or contingency and without regard to any vesting or other conditions to which such securities may be subject) Company Shares or other equity securities of the Company (including, without limitation, any note or debt security convertible into or exchangeable for Company Shares or other equity securities of the Company).
“Demand Exercise Notice” has the meaning set forth in Section 2.1(a).
“Demand Registration” has the meaning set forth in Section 2.1(a).
“Demand Registration Request” has the meaning set forth in Section 2.1(a).
“Exchange Act” means the Securities Exchange Act of 1934, as amended, and any successor thereto, and any rules and regulations promulgated thereunder, all as the same shall be in effect from time to time.
“Expenses” means any and all fees and expenses incident to the Company’s performance of or compliance with Article II, including, without limitation: (i) SEC, stock exchange or FINRA, and all other registration and filing fees and all listing fees and fees with respect to the inclusion of securities on any national securities exchange or on any other securities market on which the Company Shares are listed or quoted, (ii) fees and expenses of compliance with state securities or “blue sky” laws of any state or jurisdiction of the United States or compliance with the securities laws of foreign jurisdictions and in connection with the preparation of a “blue sky” survey, including, without limitation, reasonable fees and expenses of outside “blue sky” counsel and securities counsel in foreign jurisdictions, (iii) word processing, printing and copying expenses, (iv) messenger and delivery expenses, (v) expenses incurred in connection with any road show, (vi) fees and disbursements of counsel for the Company, (vii) with respect to each registration or underwritten offering, the fees and disbursements of one counsel for the Participating Holder(s) (selected by the Majority Participating Holders), (viii) fees and disbursements of all independent public accountants (including the expenses of any audit and/or comfort letter and updates thereof) and fees and expenses of other Persons, including special experts, retained by the Company, (ix) fees and expenses payable to any Qualified Independent Underwriter, (x) any other fees and disbursements of underwriter(s), if any, customarily paid by issuers or sellers of securities, including reasonable fees and expenses of counsel for the underwriter(s) in connection with any filing with, or review by, FINRA (excluding, for the avoidance of doubt, any underwriting discount, commissions or spread), (xi) fees and expenses of any transfer agent or custodian and (xii) expenses for securities law liability insurance and any rating agency fees.
“FINRA” means the Financial Industry Regulatory Authority, Inc.
“Holder” or “Holders” has the meaning set forth in the preamble.
“Initiating Holder(s)” has the meaning set forth in Section 2.1(a).

“IPO” means the first underwritten public offering of the Company Shares to the general public pursuant to the Registration Statement on Form S-1 filed with the SEC completed on or about the date of this Agreement.
“Lock-Up Agreement” means any agreement entered into by a Holder that provides for restrictions on the transfer of Registrable Securities held by such Holder.
“Majority Participating Holders” means the Participating Holders holding more than 50% of the Registrable Securities proposed to be included in offerings of Registrable Securities by such Participating Holders pursuant to Section 2.1 or Section 2.2.
“Manager” has the meaning set forth in Section 2.1(c).
“Participating Holders” means all Holders of Registrable Securities which are proposed to be included in any registration or offering of Registrable Securities pursuant to Section 2.1 or Section 2.2.
“Person” means any individual, corporation (including not-for-profit), general or limited partnership, limited liability company, joint venture, estate, trust, association, organization, governmental entity or agency or other entity of any kind or nature.
“Qualified Independent Underwriter” means a “qualified independent underwriter” within the meaning of FINRA Rule 5121.
“Registrable Securities” means any Company Shares held by the Holders at any time (including those held as a result of the conversion, exchange or exercise of Company Shares Equivalents); provided that, as to any Registrable Securities held by a particular Holder, such securities shall cease to be Registrable Securities when (i) a registration statement with respect to the sale of such securities shall have been declared effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement or (ii) such securities are eligible to be sold by such Holder in compliance with the requirements of Rule 144 without being subject to volume or manner of sale limits, as such Rule 144 may be amended (or any successor provision thereto).
“Rule 144” and “Rule 144A” have the meanings set forth in Section 4.2.
“SEC” means the U.S. Securities and Exchange Commission.
“Section 2.3(a) Sale Number” has the meaning set forth in Section 2.3(a).
“Section 2.3(b) Sale Number” has the meaning set forth in Section 2.3(b).
“Section 2.3(c) Sale Number” has the meaning set forth in Section 2.3(c).
“Securities Act” means the Securities Act of 1933, as amended, and any successor thereto, and any rules and regulations promulgated thereunder, all as the same shall be in effect from time to time.

“Specified Courts” has the meaning set forth in Section 4.9(c).
“Stockholders Agreement” means the Stockholders Agreement, dated as of October 8, 2025, by and among the Company and BDT Badger Holdings, LLC and the other Persons who may become parties thereto from time to time, as it may be amended, supplemented or otherwise modified from time to time.
“Subsidiary” means any direct or indirect subsidiary of the Company on the date hereof and any direct or indirect subsidiary of the Company organized or acquired after the date hereof.
“Transfer” means, with respect to any Company Shares or Company Shares Equivalents, (i) when used as a verb, to sell, assign, dispose of, exchange, pledge, mortgage, encumber, hypothecate or otherwise transfer, in whole or in part, any of the economic consequences of ownership of such Company Shares or Company Shares Equivalents, as applicable, whether directly or indirectly, or agree or commit to do any of the foregoing and (ii) when used as a noun, a direct or indirect sale, assignment, disposition, exchange, pledge, mortgage, encumbrance, hypothecation or other transfer, in whole or in part, of any of the economic consequences of ownership of such Company Shares or Company Shares Equivalents, as applicable, whether directly or indirectly, or any agreement or commitment to do any of the foregoing. For the avoidance of doubt, a sale, assignment, disposition, exchange, pledge, mortgage, encumbrance, hypothecation or other transfer of an interest in any Holder, or direct or indirect parent thereof, all or substantially all of whose assets are, directly or indirectly, Company Shares shall constitute a “Transfer” of Company Shares or Company Shares Equivalents, as applicable, for purposes of this Agreement. For the avoidance of doubt, a sale, assignment, disposition, exchange, pledge, mortgage, encumbrance, hypothecation or other transfer of an interest in any Holder, or direct or indirect parent thereof, which has substantial assets in addition to Company Shares or Company Shares Equivalents shall not constitute a “Transfer” of Company Shares or Company Shares Equivalents, as applicable, for purposes of this Agreement. The term “Transferred” shall have the correlating meaning to Transfer.
“Valid Business Reason” has the meaning set forth in Section 2.1(a).
“WKSI” has the meaning set forth in Section 2.5.
Article II
Registration Rights
Section 2.1.    Demand Registrations. (a)  If the Company shall receive from any Holder or group of Holders holding at least 10% of the Registrable Securities at any time beginning 180 days after the closing of the IPO (or such earlier time as permitted by the terms of the lockup agreements executed in connection with the IPO), a written request that the Company file a registration statement with respect to all or a portion of the Registrable Securities (a “Demand Registration Request”, and the registration statement so requested is referred to herein as a “Demand Registration”, and the sender(s) of such request pursuant to this Agreement shall be known as the “Initiating Holder(s)”), then the Company shall, within five Business Days of the receipt thereof, give written notice (the “Demand Exercise Notice”) of such request to all other Holders, and subject to the limitations of this Section 2.1, use its reasonable best efforts to effect, as soon as practicable, the registration (including, without limitation, by means of a shelf registration pursuant to Rule 415 thereunder if requested pursuant to the Demand Registration Request and if the Company is then eligible to use such a registration) of all Registrable Securities that the Holders request to be registered within five Business Days of receipt of such notice. There is no limitation on the number of Demand Registrations pursuant to this Section 2.1 which the Company is obligated to effect. However, the Company shall not be obligated to take any action to effect any Demand Registration:
(i)    within four months after a Demand Registration pursuant to this Section 2.1 that has been declared or ordered effective;
(ii)    during the period starting with the date 15 days prior to its good faith estimate of the date of filing of, and ending on a date 90 days after the effective date of, a Company-initiated registration (other than a registration relating solely to the sale of securities to employees of the Company pursuant to a stock option, stock purchase or similar plan or to a Rule 145 transaction); provided that the Company is actively employing in good faith reasonable best efforts to cause such registration statement to become effective; or
(iii)    in the case of a demand for a non-shelf registered offering that will result in the imposition of a lockup on the Company, where the anticipated offering price, before any underwriting discounts or commissions and any offering-related Expenses, is equal to or less than $25,000,000.
In addition, if the Company shall furnish to such Holders a certificate signed by the Chief Executive Officer of the Company stating that in the good faith judgment of the Company, any registration of Registrable Securities should not be made or continued (or sales under a shelf registration statement should be suspended) because (i) such registration (or continued sales under an existing shelf registration statement) would materially and adversely interfere with any existing or potential material financing, acquisition, corporate reorganization or merger or other material transaction or event involving the Company or any of its Subsidiaries or (ii) the Company is in possession of material non-public information, the premature disclosure of which, in the determination of the Company, could materially and adversely affect the Company (in either case, a “Valid Business Reason”), then (x) the Company may postpone filing a registration statement relating to a Demand Registration Request (or suspend sales under an existing shelf registration statement) until five Business Days after such Valid Business Reason no longer exists, but in no event for more than 90 days after the date the Company determines a Valid Business Reason exists and (y) in case a registration statement has been filed relating to a Demand Registration Request, the Company may cause such registration statement to be withdrawn and its effectiveness terminated or may postpone amending or supplementing such registration statement until five Business Days after such Valid Business Reason no longer exists, but in no event for more than 90 days after the date the Company determines a Valid Business Reason exists, and the Company shall give written notice to the Participating Holders of its determination to postpone the filing of, or withdraw, a registration statement (or suspend sales under an existing shelf registration statement) and of the fact that the Valid Business Reason for such postponement, withdrawal or suspension no longer exists, in each case, promptly after the occurrence thereof; provided, however, that the Company shall not defer its obligation in this manner more than twice or for more than 90 days in any 12 month period.
Each Holder of Registrable Securities agrees that, upon receipt of any notice from the Company that the Company has determined to withdraw any registration statement pursuant to the immediately prior paragraph of this Section 2.1(a), such Holder will discontinue its Transfer of Registrable Securities pursuant to such registration statement and, if so directed by the Company, will deliver to the Company (at the Company’s expense) all copies, other than permanent file copies or copies retained for legal and compliance purposes, then in such Holder’s possession of the prospectus covering such Registrable Securities that was in effect at the time of receipt of such notice. If the Company shall have withdrawn or prematurely terminated a registration statement filed pursuant to a Demand Registration (whether pursuant to this Section 2.1(a) or as a result of any stop order, injunction or other order or requirement of the SEC or any other governmental agency or court), the Company shall not be considered to have effected an effective registration for the purposes of this Agreement until the Company shall have filed a new registration statement covering the Registrable Securities covered by such withdrawn or terminated registration statement and such new registration statement shall have been declared effective and shall not have been withdrawn or terminated. If the Company shall give any notice of withdrawal or postponement of a registration statement, the Company shall, not later than five Business Days after the Valid Business Reason that caused such withdrawal or postponement no longer exists (but in no event later than 90 days after the date of the postponement or withdrawal), use its reasonable best efforts to effect the registration of the Registrable Securities covered by the withdrawn or postponed registration statement in accordance with Section 2.1 (unless the Initiating Holder(s) shall have withdrawn such request, in which case the Company shall not be considered to have effected an effective registration for the purposes of this Agreement), and such registration shall not be withdrawn or postponed pursuant to this Section 2.1(a).
(b)    (i)    The Company, subject to Sections 2.3 and 2.7, shall include in a Demand Registration (x) the Registrable Securities of the Initiating Holder(s) and (y) the Registrable Securities of any other Holder of Registrable Securities, which shall have made a written request to the Company for inclusion in such registration pursuant to Section 2.2 within five Business Days after the receipt of the Demand Exercise Notice.
(ii)    The Company shall, as expeditiously as possible, but subject to the limitations set forth in this Section 2.1, use its reasonable best efforts to (x) effect such registration (including, without limitation, by means of a shelf registration pursuant to Rule 415 under the Securities Act, if so requested and if the Company is then eligible to use such a registration) of the Registrable Securities which the Company has been so requested to register for distribution in accordance with the method of distribution intended by the Initiating Holder(s) and (y) if requested by the Initiating Holder(s), obtain acceleration of the effective date of the registration statement relating to such registration.
(c)    In connection with any Demand Registration, the Initiating Holder(s) shall have the right to designate the lead managing underwriter (any lead managing underwriter for the purposes of this Agreement, the “Manager”) in connection with such registration and each other managing underwriter for such registration, in each case subject to consent of the Company, not be unreasonably withheld, conditioned or delayed.
(d)    If so requested by the Initiating Holder(s), the Company (together with all Holders proposing to distribute their securities through such underwriting) shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Initiating Holder(s) pursuant to Section 2.1(c).
Section 2.2.    Piggyback Registrations.
(a)    If, at any time or from time to time, the Company proposes or is required to register or commence an offering of any of its securities for its own account or otherwise (other than pursuant to registrations on Form S-4 or Form S-8 or any similar successor forms thereto) (including but not limited to the registrations or offerings pursuant to Section 2.1), the Company will:
(i)    promptly give to each Holder written notice thereof (in any event within five Business Days) prior to the filing of any registration statement; and
(ii)    include in such registration, and in any underwriting involved therein (if any), all the Registrable Securities specified in a written request or requests (which request(s) shall specify the maximum number of Registrable Securities intended to be disposed of by any such Participating Holder), made within five Business Days after mailing or personal delivery of such written notice from the Company, by any of the Holders, except as set forth in Sections 2.2(b) and 2.2(f), with the securities which the Company at the time proposes to register or sell, to permit the Transfer by the Holders (in accordance with the intended method of distribution thereof) of the Registrable Securities to be so registered or sold, including, if necessary, by filing with the SEC a post-effective amendment or a supplement to the registration statement filed by the Company or the prospectus related thereto. There is no limitation on the number of such piggyback registrations pursuant to the preceding sentence which the Company is obligated to effect. No registration of Registrable Securities effected under this Section 2.2(a) shall relieve the Company of its obligations to effect Demand Registrations under Section 2.1 hereof.
(b)    If the registration in this Section 2.2 involves an underwritten offering, the right of any Holder to include its Registrable Securities in a registration or offering pursuant to this Section 2.2 shall be conditioned upon such Holder’s participation in the underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to Transfer their Registrable Securities through such underwriting shall (together with the Company) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company or, in the case that such underwriting is in connection with a Demand Registration, by the Initiating Holder(s) pursuant to Section 2.1(c).
(c)    The Company, subject to Sections 2.3 and 2.7, may elect to include in any registration statement and offering pursuant to demand registration rights by any Person, (i) authorized but unissued shares of Company Shares or Company Shares held by the Company as treasury shares and (ii) any other Company Shares which are requested to be included in such registration pursuant to the exercise of piggyback registration rights granted by the Company after the date hereof and which are not inconsistent with the rights granted in, or otherwise in conflict with the terms of, this Agreement (“Additional Piggyback Rights”); provided, however, that such inclusion shall be permitted only to the extent that it is pursuant to, and subject to, the terms of the underwriting agreement or arrangements, if any, entered into by the Initiating Holder(s).
(d)    Other than in connection with a Demand Registration, if, at any time after giving written notice of its intention to register or sell any equity securities and prior to the effective date of the registration statement filed in connection with such registration or sale of such equity securities, the Company shall determine for any reason not to register or sell or to delay registration or sale of such equity securities, the Company may, at its election, give written notice of such determination to all Holders of record of Registrable Securities and (i) in the case of a determination not to register or sell, shall be relieved of its obligation to register or sell any Registrable Securities in connection with such abandoned registration or sale, without prejudice, however, to the rights of Holders under Section 2.1 and (ii) in the case of a determination to delay such registration or sale of its equity securities, shall be permitted to delay the registration or sale of such Registrable Securities for the same period as the delay in registering or selling such other equity securities.
(e)    Notwithstanding anything contained herein to the contrary, the Company shall, at the written request of any Holder, file any prospectus supplement or post-effective amendment and otherwise take any action necessary to include therein all disclosure and language deemed necessary or advisable by such Holder if such disclosure or language was not included in the initial registration statement, or revise such disclosure or language if deemed necessary or advisable by such Holder, including by filing a prospectus supplement naming such Holder’s partners, members and shareholders to the extent required by law. Any Holder shall have the right to withdraw its request for inclusion of its Registrable Securities in any registration statement pursuant to this Section 2.2, without prejudice to the rights of such Holders under this Agreement, by giving written notice to the Company of its request to withdraw; provided, however, that such request must be made in writing prior to the earlier of the execution by such Holder of the underwriting agreement or the execution by such Holder of the custody agreement with respect to such registration or as otherwise required by the underwriter(s).
(f)    Notwithstanding anything in this Agreement to the contrary, the rights of any Holder set forth in this Agreement shall be subject to any Lock-Up Agreement that such Holder has entered into.
Section 2.3.    Allocation of Securities Included in Registration Statement or Offering.
(a)    Notwithstanding any other provision of this Agreement, in connection with an underwritten offering initiated by a Demand Registration Request, if the Manager advises the Initiating Holder(s) in writing that marketing factors require a limitation of the number of shares to be underwritten (such number, the “Section 2.3(a) Sale Number”) within a price range acceptable to the Initiating Holder(s), the Initiating Holder(s) shall so advise all Holders of Registrable Securities that would otherwise be underwritten pursuant hereto, and the Company shall use its reasonable best efforts to include in such registration or offering, as applicable, the number of shares of Registrable Securities in the registration and underwriting as follows:
(i)    first, all Registrable Securities requested to be included in such registration or offering by the Holders thereof (including pursuant to the exercise of piggyback rights pursuant to Section 2.2); provided, however, that if such number of Registrable Securities exceeds the Section 2.3(a) Sale Number, the number of such Registrable Securities (not to exceed the Section 2.3(a) Sale Number) to be included in such registration shall be allocated among all such Holders requesting inclusion thereof in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Holders at the time of filing of the registration statement or the time of the offering, as applicable, as adjusted to give effect to any Carryover Amount(s) for any such Holder;
(ii)    second, if by the withdrawal of Registrable Securities by a Participating Holder, a greater number of Registrable Securities held by other Holders may be included in such registration or offering (up to the Section 2.3(a) Sale Number), then the Company shall offer to all Holders who have included Registrable Securities in the registration or offering the right to include additional Registrable Securities in the same proportions as set forth in Section 2.3(a)(i), up to the Section 2.3(a) Sale Number;
(iii)    third, to the extent that the number of Registrable Securities to be included pursuant to clause (i) and (ii) of this Section 2.3(a) is less than the Section 2.3(a) Sale Number, and if the underwriter(s) so agrees, any securities that the Company proposes to register or sell, up to the Section 2.3(a) Sale Number; and
(iv)    fourth, to the extent that the number of securities to be included pursuant to clauses (i), (ii) and (iii) of this Section 2.3(a) is less than the Section 2.3(a) Sale Number, the remaining securities to be included in such registration or offering shall be allocated on a pro rata basis among all Persons requesting that securities be included in such registration or offering pursuant to the exercise of Additional Piggyback Rights (“Additional Piggyback Shares”), based on the aggregate number of Additional Piggyback Shares then owned by each Person requesting inclusion in relation to the aggregate number of Additional Piggyback Shares owned by all Persons requesting inclusion, up to the Section 2.3(a) Sale Number.
(b)    In a registration or offering made pursuant to Section 2.2 involves an underwritten primary offering on behalf of the Company, which was initiated by the Company, if the Manager determines that marketing factors require a limitation of the number of shares to be underwritten (such number, the “Section 2.3(b) Sale Number”) in order for the sale of the securities within a price range acceptable the Company, the Company shall so advise all Holders whose securities would otherwise be registered and underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated as follows:
(i)    first, all securities that the Company proposes to register for its own account;

(ii)    second, to the extent that the number of securities to be included pursuant to clause (i) of this Section 2.3(b) is less than the Section 2.3(b) Sale Number, the remaining Registrable Securities (not to exceed the Section 2.3(b) Sale Number) to be included in the underwritten offering shall be allocated among all Holders requesting inclusion pursuant to exercise of rights under Section 2.2 in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Holders based on the number of Registrable Securities then owned by each such Holder requesting inclusion in relation to the aggregate number of Registrable Securities owned by all Holders requesting inclusion, as adjusted to give effect to any Carryover Amount(s) for any such Holder; and
(iii)    third, to the extent that the number of securities to be included pursuant to clauses (i) and (ii) of this Section 2.3(b) is less than the Section 2.3(b) Sale Number, the remaining securities to be included in such underwritten offering shall be allocated on a pro rata basis among all Persons requesting that securities be included in such registration pursuant to the exercise of Additional Piggyback Rights, based on the aggregate number of Additional Piggyback Shares then owned by each Person requesting inclusion in relation to the aggregate number of Additional Piggyback Shares owned by all Persons requesting inclusion, up to the Section 2.3(b) Sale Number.
(c)    If any registration pursuant to Section 2.2 involves an underwritten offering by any Person(s) other than a Holder to whom the Company has granted registration rights which are not inconsistent with the rights granted in, or otherwise in conflict with the terms of, this Agreement, the Manager (as selected by the Company or such other Person) shall advise the Company that, in its view, the number of securities requested to be included in such registration exceeds the number (the “Section 2.3(c) Sale Number”) that can be sold in an orderly manner in such registration within a price range acceptable to the Company, the Company shall include shares in such registration as follows:
(i)    first, the shares requested to be included in such underwritten offering shall be allocated on a pro rata basis among such Person(s) requesting the registration and all Holders requesting that Registrable Securities be included in such registration pursuant to the exercise of piggyback rights pursuant to Section 2.2, based on the aggregate number of securities or Registrable Securities, as applicable, then owned by each of the foregoing requesting inclusion in relation to the aggregate number of securities or Registrable Securities, as applicable, owned by all such Holders and Persons requesting inclusion, up to the Section 2.3(c) Sale Number, as adjusted to give effect to any Carryover Amount(s) for any such Holder;
(ii)    second, to the extent that the number of securities to be included pursuant to clause (i) of this Section 2.3(c) is less than the Section 2.3(c) Sale Number, the remaining shares to be included in such underwritten offering shall be allocated on a pro rata basis among all Persons requesting that securities be included in such registration pursuant to the exercise of Additional Piggyback Rights, based on the aggregate number of Additional Piggyback Shares then owned by each Person requesting inclusion in relation to the aggregate number of Additional Piggyback Shares owned by all Persons requesting inclusion, up to the Section 2.3(c) Sale Number; and
(iii)    third, to the extent that the number of securities to be included pursuant to clauses (i) and (ii) of this Section 2.3(c) is less than the Section 2.3(c) Sale Number, the remaining shares to be included in such registration shall be allocated to shares the Company proposes to register for its own account, up to the Section 2.3(c) Sale Number.
(d)    If any Holder of Registrable Securities disapproves of the terms of the underwriting, or if, as a result of the proration provisions set forth in clauses (a), (b) or (c) of this Section 2.3, any Holder shall not be entitled to include all Registrable Securities in a registration or offering that such Holder has requested be included, such Holder may elect to withdraw such Holder’s request to include Registrable Securities in such registration or offering or may reduce the number requested to be included; provided, however, that (x) such request must be made in writing, to the Company, the Manager and, if applicable, the Initiating Holder(s), prior to the execution of the underwriting agreement with respect to such registration and (y) such withdrawal or reduction shall be irrevocable and, after making such withdrawal or reduction, such Holder shall no longer have any right to include such withdrawn Registrable Securities in the registration as to which such withdrawal or reduction was made to the extent of the Registrable Securities so withdrawn or reduced.
Section 2.4.    Registration Procedures. If and whenever the Company is required by the provisions of this Agreement to use its reasonable best efforts to effect or cause the registration of any Registrable Securities as provided in this Agreement, the Company shall, as expeditiously as possible (but, in any event, within 75 days after a Demand Registration Request in the case of Section 2.4(a) below), in connection with the Demand Registration of the Registrable Securities and, where applicable, a takedown off of a shelf registration statement:
(a)    prepare and file all filings with the SEC and FINRA required for the consummation of the offering, including preparing and filing with the SEC a registration statement on an appropriate registration form of the SEC for the Transfer of such Registrable Securities in accordance with the intended method of Transfer thereof, which registration form (i) shall be selected by the Company and (ii) shall, in the case of a shelf registration, be available for the Transfer of the Registrable Securities by the selling Holders thereof and such registration statement shall comply as to form in all material respects with the requirements of the applicable registration form and include all financial statements required by the SEC to be filed therewith, and the Company shall use its reasonable best efforts to cause such registration statement to become effective and remain continuously effective from the date such registration statement is declared effective until the earliest to occur of: (A) the first date as of which all of the Registrable Securities included in the registration statement have been Transferred or (B) a period of 90 days in the case of an underwritten offering effected pursuant to a registration statement other than a shelf registration statement; provided, however, that as far in advance as reasonably practicable before filing a registration statement or prospectus or any amendments or supplements thereto, or comparable statements under securities or state “blue sky” laws of any jurisdiction, or any free writing prospectus related thereto, the Company will furnish to one counsel for the Participating Holders in the planned offering (selected by the Initiating Holder(s)) and to one counsel for the

Manager, if any, copies of all such documents proposed to be filed (including all exhibits thereto), which documents will be subject to the reasonable review and reasonable comment of such counsel (provided that the Company shall be under no obligation to make any changes suggested by the Holders), and the Company shall not file any registration statement or amendment thereto, any prospectus or supplement thereto or any free writing prospectus related thereto to which the Initiating Holder(s) or the underwriter(s), if any, shall reasonably object;
(b)    prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith and such free writing prospectuses and Exchange Act reports as may be necessary to keep such registration statement continuously effective for the period set forth in Section 2.4(a) and to comply with the provisions of the Securities Act with respect to the Transfer of all Registrable Securities covered by such registration statement in accordance with the intended methods of Transfer by the seller or sellers thereof set forth in such registration statement (and, in connection with any shelf registration statement, file one or more prospectus supplements pursuant to Rule 424 under the Securities Act covering Registrable Securities upon the request of one or more Holders wishing to offer or sell Registrable Securities whether in an underwritten offering or otherwise);
(c)    in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in customary form, with the Manager of such offering;
(d)    furnish, without charge, to each Participating Holder and each underwriter, if any, of the securities covered by such registration statement such number of copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits), the prospectus included in such registration statement (including each preliminary prospectus and any summary prospectus), any other prospectus filed under Rule 424 under the Securities Act and each free writing prospectus utilized in connection therewith, in each case, in conformity with the requirements of the Securities Act, and other documents, as such Participating Holder and underwriter may reasonably request in order to facilitate the public Transfer of the Registrable Securities owned by such Participating Holder (the Company hereby consenting to the use in accordance with all applicable law of each such registration statement (or amendment or post-effective amendment thereto) and each such prospectus (or preliminary prospectus or supplement thereto) or free writing prospectus by each such Participating Holder and the underwriter(s), if any, in connection with the offering and Transfer of the Registrable Securities covered by such registration statement or prospectus);
(e)    use its reasonable best efforts to register or qualify the Registrable Securities covered by such registration statement under such other securities or state “blue sky” laws of such jurisdictions as any sellers of Registrable Securities or any managing underwriter, if any, shall reasonably request in writing, and do any and all other acts and things which may be reasonably necessary or advisable to enable such sellers or underwriter(s), if any, to consummate the Transfer of the Registrable Securities in such jurisdictions (including keeping such registration or qualification in effect for so long as such registration statement remains in effect);

(f)    promptly notify each Participating Holder and each managing underwriter, if any, in writing: (i) when the registration statement, any pre-effective amendment, the prospectus or any prospectus supplement related thereto, any post-effective amendment to the registration statement or any free writing prospectus has been filed and, with respect to the registration statement or any post-effective amendment, when the same has become effective, (ii) of any request by the SEC or state securities authority for amendments or supplements to the registration statement or the prospectus related thereto or for additional information, (iii) of the issuance by the SEC of any stop order suspending the effectiveness of the registration statement or the initiation of any proceedings for that purpose, (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the securities or state “blue sky” laws of any jurisdiction or the initiation of any proceeding for such purpose, (v) of the existence of any fact of which the Company becomes aware which results in the registration statement or any amendment thereto, the prospectus related thereto or any supplement thereto, any document incorporated therein by reference, any free writing prospectus or the information conveyed to any purchaser at the time of sale to such purchaser containing an untrue statement of a material fact or omitting to state a material fact required to be stated therein or necessary to make any statement therein not misleading and (vi) if at any time the representations and warranties contemplated by any underwriting agreement, securities sale agreement, or other similar agreement, relating to the offering shall cease to be true and correct in all material respects, and, if the notification relates to an event described in clause (v), the Company shall promptly prepare and furnish to each such seller and each underwriter, if any, a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein in the light of the circumstances under which they were made not misleading;
(g)    comply (and continue to comply) with all applicable rules and regulations of the SEC (including, without limitation, maintaining disclosure controls and procedures (as defined in Exchange Act Rule 13a-15(e)) and internal control over financial reporting (as defined in Exchange Act Rule 13a-15(f)) in accordance with the Exchange Act), and make generally available to its stockholders, as soon as reasonably practicable after the effective date of the registration statement (and in any event within 45 days, or 90 days if it is a fiscal year, after the end of such 12 month period described hereafter), an earnings statement (which need not be audited) covering the period of at least 12 consecutive months beginning with the first day of the Company’s first fiscal quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;
(h)    (i) (A) cause all such Registrable Securities covered by such registration statement to be listed on the principal securities exchange on which similar securities issued by the Company are then listed (if any), if the listing of such Registrable Securities is then permitted under the rules of such exchange or (B) if no similar securities are then so listed, to cause all such Registrable Securities to be listed on a national securities exchange and, without limiting the generality of the foregoing, take all actions that may be required by the Company as the issuer of such Registrable Securities in order to facilitate the managing underwriter’s arranging for the registration of at least two market makers as such with respect to such shares with FINRA and (ii) comply (and continue to comply) with the requirements of any self-regulatory organization applicable to the Company, including without limitation all corporate governance requirements;
(i)    in connection with an underwritten offering, cause its senior management, officers, employees and personnel to participate in, and to otherwise facilitate and cooperate with (i) the preparation of the registration statement and prospectus and any amendments or supplements thereto (including participating in meetings, drafting sessions, due diligence sessions and rating agency presentations) taking into account the Company’s reasonable business needs and (ii) “road shows” and other marketing efforts and otherwise provide reasonable assistance to the underwriter(s) (taking into account the Company’s reasonable business needs and the requirements of the marketing process) in marketing the Registrable Securities in any underwritten offering;
(j)    provide and cause to be maintained a transfer agent and registrar for all such Registrable Securities covered by such registration statement not later than the effective date of such registration statement;
(k)    in connection with an underwritten offering, enter into such customary agreements (including an underwriting agreement) and take such other actions as the Initiating Holder(s) or the underwriter(s) shall reasonably request in order to expedite or facilitate the Transfer of such Registrable Securities (it being understood that the Holders of the Registrable Securities which are to be Transferred by any underwriter(s) shall be parties to any such underwriting agreement and may, at their option, require that the Company make to and for the benefit of such Holders the representations, warranties and covenants of the Company which are being made to and for the benefit of such underwriter(s));
(l)    in connection with an underwritten offering, use its reasonable best efforts to (i) obtain an opinion from the Company’s counsel, including local and/or regulatory counsel, and a comfort letter and updates thereof from the Company’s independent public accountants who have certified the Company’s financial statements included or incorporated by reference in such registration statement, in each case, in customary form and covering such matters as are customarily covered by such opinions and comfort letters (including, in the case of such comfort letter, events subsequent to the date of such financial statements) delivered to underwriter(s) in underwritten public offerings, which opinion and letter shall be dated the dates such opinions and comfort letters are customarily dated and otherwise reasonably satisfactory to the underwriter(s) and to the Majority Participating Holders and (ii) furnish to each Holder participating in the offering and to each underwriter a copy of such opinion and comfort letter addressed to such underwriter;
(m)    deliver promptly to counsel for each Participating Holder and to each managing underwriter, if any, copies of all correspondence between the SEC and the Company, its counsel or auditors and all memoranda relating to discussions with the SEC or its staff with respect to the registration statement and, upon receipt of such confidentiality agreements as the Company may reasonably request, make reasonably available for inspection by counsel for each Participating Holder, by counsel for any underwriter participating in any Transfer to be effected pursuant to such registration statement and by any accountant or other agent retained by any Participating

Holder or any such underwriter, all pertinent financial and other records, pertinent corporate documents and properties of the Company, and cause all of the Company’s officers, directors and employees to supply all information reasonably requested by any such counsel for a Participating Holder, counsel for an underwriter, accountant or agent in connection with such registration statement;
(n)    use its reasonable best efforts to obtain the prompt withdrawal of any order suspending the effectiveness of the registration statement, or the prompt lifting of any suspension of the qualification of any of the Registrable Securities for Transfer in any jurisdiction, in each case, as promptly as reasonably practicable;
(o)    provide a CUSIP number for all Registrable Securities, not later than the effective date of the registration statement;
(p)    promptly prior to the filing of any document which is to be incorporated by reference into the registration statement or the prospectus (after the initial filing of such registration statement), and prior to the filing of any free writing prospectus, provide copies of such document to counsel for each Participating Holder and to each managing underwriter, if any, and make the Company’s representatives reasonably available for discussion of such document and make such changes in such document concerning the Participating Holders prior to the filing thereof as counsel for the Participating Holders or underwriter(s) may reasonably request;
(q)    furnish to counsel for each Participating Holder and to each managing underwriter, without charge, at least one signed copy of the registration statement and any post-effective amendments or supplements thereto, including financial statements and schedules, all documents incorporated therein by reference, the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus), any other prospectus filed under Rule 424 under the Securities Act and all exhibits (including those incorporated by reference) and any free writing prospectus utilized in connection therewith;
(r)    cooperate with the Participating Holders and the managing underwriter, if any, to facilitate the timely preparation and delivery of certificates not bearing any restrictive legends representing the Registrable Securities to be Transferred, and cause such Registrable Securities to be issued in such denominations and registered in such names in accordance with the underwriting agreement at least two Business Days prior to any Transfer of Registrable Securities to the underwriter(s) or, if not an underwritten offering, in accordance with the instructions of the Participating Holders at least two Business Days prior to any Transfer of Registrable Securities and instruct any transfer agent and registrar of Registrable Securities to release any stop transfer orders in respect thereof;
(s)    in connection with an underwritten offering, cooperate with any due diligence investigation by any Manager, underwriter or Participating Holder and make available such documents and records of the Company and its Subsidiaries that they reasonably request (which, in the case of the Participating Holder, may be subject to the execution by the Participating Holder of a customary confidentiality agreement in a form which is reasonably satisfactory to the Company);

(t)    take no direct or indirect action prohibited by Regulation M under the Exchange Act;
(u)    take all such other commercially reasonable actions as are necessary or advisable in order to expedite or facilitate the Transfer of such Registrable Securities;
(v)    take all reasonable actions to ensure that any free writing prospectus utilized in connection with any registration covered by Section 2.1 or 2.2 complies in all material respects with the Securities Act, is filed in accordance with the Securities Act to the extent required thereby, is retained in accordance with the Securities Act to the extent required thereby and, when taken together with the related prospectus, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and
(w)    in connection with any underwritten offering, if at any time the information conveyed to a purchaser at the time of sale includes any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, promptly file with the SEC such amendments or supplements to such information as may be necessary so that the statements as so amended or supplemented will not, in light of the circumstances, be misleading.
It shall be a condition precedent to the obligations of the Company to take any action pursuant to Sections 2.1, 2.2 or 2.4 that each Participating Holder shall furnish to the Company such information regarding themselves, the Registrable Securities held by them, and the intended method of Transfer of such securities as the Company may from time to time reasonably request so long as such information is necessary for the Company to consummate such registration and shall be used only in connection with such registration.
If any such registration statement or comparable statement under state “blue sky” laws refers to any Holder by name or otherwise as the Holder of any securities of the Company, then such Holder shall have the right to require (i) the insertion therein of language, in form and substance satisfactory to such Holder and the Company, to the effect that the holding by such Holder of such securities is not to be construed as a recommendation by such Holder of the investment quality of the Company’s securities covered thereby and that such holding does not imply that such Holder will assist in meeting any future financial requirements of the Company, or (ii) in the event that such reference to such Holder by name or otherwise is not in the judgment of the Company, as advised by counsel, required by the Securities Act or any similar federal statute or any state “blue sky” or securities law then in force, the deletion of the reference to such Holder.
Section 2.5.    Shelf Offerings. To the extent the Company is a well-known seasoned issuer (as defined in Rule 405 under the Securities Act) (a “WKSI”) at the time, any Initiating Holder may request that the Company file an automatic shelf registration statement (as defined in Rule 405 under the Securities Act) (an “automatic shelf registration statement”) on Form S-3, in which case the Company shall file an automatic shelf registration statement which covers those Registrable Securities which are requested to be registered. If the Company does not pay the filing fee covering the Registrable Securities at the time the automatic shelf registration statement is filed, the Company agrees to pay such fee at such time or times as the Registrable Securities are to be sold. If the automatic shelf registration statement has been outstanding for three years, at or around the end of the third year the Company shall file a new automatic shelf registration statement covering the Registrable Securities, it being understood that the Company may elect to file such a new automatic shelf registration statement in advance of such three-year anniversary. If at any time when the Company is required to re-evaluate its WKSI status the Company determines that it is not a WKSI, the Company shall use its reasonable best efforts to refile the shelf registration statement on Form S-3 and, if such form is not available, Form S-1 and keep such registration statement effective during the period during which such registration statement is required to be kept effective hereunder.
The Holders may use such Form S-3 to Transfer their Registrable Securities on a non-underwritten basis and may utilize such Form S-3 on an underwritten basis if requested by the Initiating Holder(s) (with any such request being deemed to be a Demand Registration Request pursuant to Section 2.1 and subject to the limits and rules set forth therein, mutatis mutandis). For so long as such Form S-3 is effective and available for use, Initiating Holder(s) may only request usage of such Form S-3 for an underwritten offering and not any other Demand Registration under Section 2.1.
Section 2.6.    Registration Expenses. All Expenses incurred in connection with any registration, filing, qualification or compliance pursuant to Article II shall be borne by the Company, whether or not a registration statement becomes effective. All underwriting discounts and all selling commissions relating to securities registered by the Holders shall be borne by the holders of such securities pro rata in accordance with the number of shares Transferred in the offering by such Participating Holder.
Section 2.7.    Certain Limitations on Registration Rights. In the case of any registration under Section 2.1 pursuant to an underwritten offering, or, in the case of a registration under Section 2.2, if the Company has determined to enter into a customary underwriting agreement in connection therewith, all securities to be included in such registration shall be subject to the underwriting agreement and no Person may participate in such registration or offering unless such Person (i) agrees to sell such Person’s securities on the basis provided therein and completes and executes all reasonable questionnaires and other documents (including custody agreements and powers of attorney) that must be executed in connection therewith (provided, however, that all such documents shall be consistent with the provisions hereof) and (ii) provides such other information to the Company or the underwriter(s) as may be necessary to register such Person’s securities.
Section 2.8.    Limitations on Sale or Distribution of Other Securities.
(a)    Each Holder agrees, (i) to the extent requested in writing by a managing underwriter, if any, of any registration effected pursuant to Section 2.1, not to Transfer, including any sale pursuant to Rule 144 under the Securities Act, any Company Shares or Company Shares Equivalents (other than as part of such underwritten public offering) during the time period reasonably requested by the managing underwriter, not to exceed 90 days and (ii) to the extent requested in writing by a managing underwriter of any underwritten public offering effected by the Company for its own account, not to sell any Company Shares or Company Shares Equivalents

(other than as part of such underwritten public offering) during the time period reasonably requested by the managing underwriter, which period shall not exceed 90 days subject to the same exceptions as provided in the lock-up provisions contained in the underwriting agreement for the IPO; and, if so requested, each Holder agrees to enter into a customary lock-up agreement with such managing underwriter.
(b)    The Company hereby agrees that, if it shall previously have received a request for registration pursuant to Section 2.1 or 2.2, and if such previous registration shall not have been withdrawn or abandoned, the Company shall not Transfer Company Shares or Company Shares Equivalents (other than as part of such underwritten public offering, a registration on Form S-4 or Form S-8 or any successor or similar form which is (x) then in effect or (y) shall become effective upon the conversion, exchange or exercise of any then outstanding Company Shares Equivalent) until a period of 90 days shall have elapsed from the effective date of such previous registration.
Section 2.9.    No Required Sale. Nothing in this Agreement shall be deemed to create an independent obligation on the part of any Holder to sell any Registrable Securities pursuant to any effective registration statement. A Holder is not required to include any of its Registrable Securities in any registration statement, is not required to sell any of its Registrable Securities which are included in any effective registration statement and may sell any of its Registrable Securities in any manner in compliance with applicable law (subject to the restrictions set forth in the Stockholders Agreement) even if such shares are already included in an effective registration statement.
Section 2.10.    Indemnification.
(a)    In the event of any registration and/or offering of any securities of the Company pursuant to this Article II, the Company will, and hereby agrees to, and hereby does, indemnify and hold harmless, to the fullest extent permitted by law, each Holder, its directors, officers, fiduciaries, trustees, employees, shareholders, members, beneficiaries or general and limited partners (and the directors, officers, fiduciaries, trustees, employees, shareholders, members, beneficiaries or general and limited partners of any of the foregoing), any underwriter(s) (as defined in the Securities Act) for such Holder and each Person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or Exchange Act, from and against any and all losses, claims, damages or liabilities, joint or several, actions or proceedings (whether commenced or threatened) and expenses (including reasonable fees of counsel and any amounts paid in any settlement effected with the Company’s consent, which consent shall not be unreasonably withheld or delayed) to which each such indemnified party may become subject under the Securities Act or otherwise in respect of such registration or offering (collectively, “Claims”), insofar as such Claims arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any registration statement under which such securities were registered or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) any violation or alleged violation by the Company of the Securities Act or any other similar federal or state securities laws or any rule or regulation promulgated thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and the Company will reimburse any such indemnified party for any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such Claim as such expenses are incurred; provided, however, that the Company shall not be liable to any such indemnified party in any such case to the extent such Claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact or omission or alleged omission of a material fact made in such registration statement, preliminary or final prospectus, free writing prospectus or amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by or on behalf of such indemnified party specifically for use therein. Such indemnity and reimbursement of expenses shall remain in full force and effect regardless of any investigation made by or on behalf of such indemnified party and shall survive the Transfer of such securities by such seller.
(b)    Each Participating Holder shall, severally and not jointly, indemnify and hold harmless (in the same manner and to the same extent as set forth in paragraph (a) of this Section 2.10), to the fullest extent permitted by law, the Company, its officers and directors, each Person controlling the Company within the meaning of the Securities Act, each underwriter (within the meaning of the Securities Act) of the Company’s securities covered by such a registration statement, any Person who controls such underwriter and any other Holder selling securities in such registration statement and each of its directors, officers, fiduciaries, trustees, employees, shareholders, members, beneficiaries or general and limited partners (and the directors, officers, fiduciaries, trustees, employees, shareholders, members, beneficiaries or general and limited partners of any of the foregoing) or any Person who controls such Holder with respect to any untrue statement or alleged untrue statement of any material fact in, or omission or alleged omission of any material fact from, such registration statement, any preliminary or final prospectus contained therein, or any amendment or supplement thereto, or any free writing prospectus utilized in connection therewith, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company or its representatives by or on behalf of such Participating Holder specifically for use therein, and reimburse such indemnified party for any legal or other expenses reasonably incurred in connection with investigating or defending any such Claim as such expenses are incurred; provided, however, that the aggregate amount which any such Participating Holder shall be required to pay pursuant to this Section 2.10(b) and Sections 2.10(c) and 2.10(e) shall in no case be greater than the amount of the net proceeds actually received by such Participating Holder upon the sale of the Registrable Securities pursuant to any such registration statement, preliminary or final prospectus, free writing prospectus or amendment or supplement thereto giving rise to such Claim. The Company and each Participating Holder hereby acknowledge and agree that, unless otherwise expressly agreed to in writing by such Participating Holders to the contrary, for all purposes of this Agreement, the only information furnished or to be furnished to the Company for use in any such registration statement, preliminary or final prospectus, free writing prospectus or amendment or supplement thereto are statements specifically relating to (i) the beneficial ownership of Company Shares or Company Shares Equivalents by such Participating Holder and its Affiliates and (ii) the name and address of such Participating Holder. Such indemnity and reimbursement of expenses shall remain in full force and effect regardless of any investigation made by or on behalf of such indemnified party and shall survive the Transfer of such securities by such Holder.

(c)    Indemnification similar to that specified in the preceding paragraphs (a) and (b) of this Section 2.10 (with appropriate modifications) shall be given by the Company and each Participating Holder with respect to any required registration or other qualification of securities under any applicable securities and state “blue sky” laws.
(d)    Any Person entitled to indemnification under this Agreement shall notify promptly the indemnifying party in writing of the commencement of any action or proceeding with respect to which a claim for indemnification may be made pursuant to this Section 2.10, but the failure of any indemnified party to provide such notice shall not relieve the indemnifying party of its obligations under the preceding paragraphs of this Section 2.10, except to the extent the indemnifying party is materially and actually prejudiced thereby, and shall not relieve the indemnifying party from any liability which it may have to any indemnified party otherwise than under this Article II. In case any action or proceeding is brought against an indemnified party, the indemnifying party shall be entitled to (x) participate in such action or proceeding and (y) unless, in the reasonable opinion of outside counsel to the indemnified party, a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, assume the defense thereof jointly with any other indemnifying party similarly notified, with counsel reasonably satisfactory to such indemnified party. The indemnifying party shall promptly notify the indemnified party of its decision to assume the defense of such action or proceeding. If, and after, the indemnified party has received such notice from the indemnifying party, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense of such action or proceeding other than reasonable costs of investigation; provided, however, that (i) if the indemnifying party fails to take reasonable steps necessary to defend diligently the action or proceeding within 20 days after receiving notice from such indemnified party that the indemnified party believes it has failed to do so, (ii) if such indemnified party who is a defendant in any action or proceeding which is also brought against the indemnifying party reasonably shall have concluded that there may be one or more legal or equitable defenses available to such indemnified party which are not available to the indemnifying party or which may conflict with those available to another indemnified party with respect to such Claim or (iii) if representation of both parties by the same counsel is otherwise inappropriate under applicable standards of professional conduct, then, in any such case, the indemnified party shall have the right to assume or continue its own defense as set forth above (but with no more than one firm of counsel for all indemnified parties in each jurisdiction, except to the extent any indemnified party or parties reasonably shall have made a conclusion described in clause (ii) or (iii) above) and the indemnifying party shall be liable for any expenses therefor. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim), unless such settlement or compromise (A) includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action or claim and (B) does not include a statement as to, or an admission of, fault, culpability or a failure to act by or on behalf of an indemnified party. The indemnity obligations contained in Sections 2.10(a) and 2.10(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the indemnified party which consent shall not be unreasonably withheld, conditioned or delayed.

(e)    If for any reason the foregoing indemnity is held by a court of competent jurisdiction to be unavailable to an indemnified party under Section 2.10(a), (b) or (c), then each applicable indemnifying party shall contribute to the amount paid or payable to such indemnified party as a result of any Claim in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and the indemnified party, on the other hand, with respect to such Claim as well as any other relevant equitable considerations. The relative fault shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. If, however, the allocation provided in the second preceding sentence is not permitted by applicable law, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative faults but also the relative benefits of the indemnifying party and the indemnified party as well as any other relevant equitable considerations. The parties hereto agree that it would not be just and equitable if any contribution pursuant to this Section 2.10(e) were to be determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the preceding sentences of this Section 2.10(e). The amount paid or payable in respect of any Claim shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such Claim. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. Notwithstanding anything in this Section 2.10(e) to the contrary, no indemnifying party (other than the Company) shall be required pursuant to this Section 2.10(e) to contribute any amount greater than the amount of the net proceeds actually received by such indemnifying party upon the sale of the Registrable Securities pursuant to the registration statement giving rise to such Claim, less the amount of any indemnification payment made by such indemnifying party pursuant to Section 2.10(b) and (c).
(f)    The indemnity and contribution agreements contained herein shall be in addition to any other rights to indemnification or contribution which any indemnified party may have pursuant to law or contract (except as set forth in subsection (h) below) and shall remain operative and in full force and effect regardless of any investigation made or omitted by or on behalf of any indemnified party and shall survive the transfer of the Registrable Securities by any such party and the completion of any offering of Registrable Securities in a registration statement.
(g)    The indemnification and contribution required by this Section 2.10 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when (and in any event within the date that is 30 days after) bills are received or expense, loss, damage or liability is incurred; provided, however, that the recipient thereof hereby undertakes to repay such payments if and to the extent it shall be determined by a court of competent jurisdiction that such recipient is not entitled to such payment hereunder.

Article III
Underwritten Offerings
Section 3.1.    Requested Underwritten Offerings. If the Initiating Holder(s) request an underwritten offering pursuant to a registration under Section 2.1 (pursuant to a request for a registration statement to be filed in connection with a specific underwritten offering or a request for a shelf takedown in the form of an underwritten offering), the Company shall enter into a customary underwriting agreement with the underwriter(s). Each such Participating Holder shall not be required to make any representations or warranties to or agreements with the Company or the underwriter(s) other than representations, warranties or agreements regarding such Participating Holder, its ownership of and title to the Registrable Securities and any written information specifically provided by such Participating Holder for inclusion in the registration statement and its intended method of Transfer. Any liability of such Participating Holder to any underwriter or other Person under such underwriting agreement for indemnity, contribution or otherwise shall be limited to the amount of the net proceeds received by such Holder upon the sale of the Registrable Securities pursuant to any registration statement, preliminary or final prospectus, free writing prospectus or amendment or supplement thereto and shall be limited to liability for written information specifically provided by such Participating Holder for use in any such registration statement, preliminary or final prospectus, free writing prospectus or amendment or supplement thereto .
Section 3.2.    Piggyback Underwritten Offerings. In the case of a registration pursuant to Section 2.2 that involves an underwritten offering, if the Company shall enter into a customary underwriting agreement in connection therewith, then all of the Participating Holders’ Registrable Securities to be included in such registration shall be subject to such underwriting agreement.
Article IV
General
Section 4.1.    Adjustments Affecting Registrable Securities. The provisions of this Agreement shall apply, to the full extent set forth herein with respect to the Registrable Securities, to any and all shares of capital stock of the Company or any successor or assign of the Company (whether by merger, share exchange, consolidation, sale of assets or otherwise) that may be issued in respect of, in exchange for or in substitution of Registrable Securities and shall be appropriately adjusted for any stock dividends, splits, reverse splits, combinations, recapitalizations and the like occurring after the date hereof so that the rights and privileges granted herein will continue.
Section 4.2.    Rule 144 and Rule 144A. If the Company shall have filed a registration statement pursuant to the requirements of Section 12 of the Exchange Act or a registration statement pursuant to the requirements of the Securities Act in respect of the Company Shares or Company Shares Equivalents, the Company covenants that (i) so long as it remains subject to the reporting provisions of the Exchange Act, it will timely file the reports required to be filed by it under the Securities Act or the Exchange Act (including, but not limited to, the reports under Sections 13 and 15(d) of the Exchange Act referred to in subparagraph (c)(1) of Rule 144 under the Securities Act, as such Rule may be amended (“Rule 144”)) or, if the Company is not required to file such reports, it will, upon the request of any Holder, make publicly available other information so long as necessary to permit sales by such Holder under Rule 144, Rule 144A under the Securities Act, as such Rule may be amended (“Rule 144A”), or any similar rules or regulations hereafter adopted by the SEC, and (ii) it will take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration within the limitation of the exemptions provided by Rule 144 or any similar rule or regulation hereafter adopted by the SEC. Upon the request of any Holder of Registrable Securities, the Company will deliver to such Holder a written statement by the Company that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements) or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company and such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC that permits the selling of any such securities without registration or pursuant to such form.
Section 4.3.    Amendments and Waivers; Termination. Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and the Holders of a majority of the Registrable Securities. Any amendment or waiver effected in accordance with this Section 4.3 shall be binding upon each Holder and the Company. Any waiver of any breach or default by any other party of any of the terms of this Agreement effected in accordance with this Section 4.3 shall not operate as a waiver of any other breach or default, whether similar to or different from the breach or default waived. No waiver of any provision of this Agreement shall be implied from any course of dealing between the parties hereto or from any failure by any party to assert its or his or her rights hereunder on any occasion or series of occasions. This Agreement will terminate as to any Holder when it no longer holds any Registrable Securities.
Section 4.4.    Beneficial Ownership. If Registrable Securities are held by a nominee for the beneficial owner thereof, the beneficial owner thereof may, at its option, be treated as the Holder of such Registrable Securities for purposes of any request or other action by any Holder or Holders of Registrable Securities pursuant to this Agreement (or any determination of any number or percentage of shares constituting Registrable Securities held by any Holder or Holders of Registrable Securities contemplated by this Agreement); provided, however, that the Company shall have received evidence reasonably satisfactory to it of such beneficial ownership.
Section 4.5.    Notices. Unless otherwise specified herein, all notices, consents, approvals, reports, designations, requests, waivers, elections and other communications authorized or required to be given pursuant to this Agreement shall be in writing and shall be given, made or delivered (and shall be deemed to have been duly given, made or delivered upon receipt) by personal hand-delivery, by facsimile transmission, by electronic mail, by mailing the same in a sealed envelope, registered first-class mail, postage prepaid, return receipt requested, or by air courier guaranteeing overnight delivery, in each case addressed to the Company at the address set forth below or to the applicable Holder at the address indicated on Schedule A hereto (or at such other address for a Holder as shall be specified by like notice):
if to the Company, to it at:
Alliance Laundry Holdings Inc.
221 Shepard Street
Ripon, Wisconsin 54971
Attention:    Samantha Hannan
E-mail:    Samantha.Hannan@alliancels.com
with copies (which shall not constitute actual notice) to:
Cravath, Swaine & Moore LLP
Two Manhattan West
375 Ninth Avenue
New York, New York 10001
Attention:    Nicholas A. Dorsey and Kelly M. Smercina
E-mail:    ndorsey@cravath.com; ksmercina@cravath.com
Section 4.6.    Successors and Assigns.
(a)    This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, successors, legal representatives and permitted assigns.
(b)    A Holder may Assign his, her or its rights under this Agreement without the Company’s consent to an Assignee of Registrable Securities which (i) is, with respect to any Holder, the spouse, parent, sibling, child, step-child or grandchild of such Holder, or the spouse thereof and any trust, limited liability company, limited partnership, private foundation or other estate planning vehicle for such Holder or for the benefit of any of the foregoing or other persons pursuant to the laws of descent and distribution or (ii) is a legatee, executor or other fiduciary pursuant to a last will and testament of the Holder or pursuant to the terms of any trust which take effect upon the death of the Holder. In addition, any Holder may Assign his, her or its rights under this Agreement without the Company’s prior written consent so long as such Assignment (A) occurs in connection with the Transfer of all, but not less than all, of such Holder’s Registrable Securities in a single transaction in the case of such an Assignment by a Holder and (B) results in the Assignee holding not less than 5% of the issued and outstanding shares of Company Shares at the time of such transfer. Subject to subsection (c) below, any Assignment shall be conditioned upon prior written notice to the Company identifying the name and address of such Assignee and any other material information as to the identity of such Assignee as may be reasonably requested, and Schedule A hereto shall be updated to reflect such Assignment.
(c)    Notwithstanding anything to the contrary contained in this Section 4.6, any Holder may elect to Transfer all or a portion of its Registrable Securities to any third party without Assigning its rights hereunder with respect thereto; provided that in any such event all rights under this Agreement with respect to the Registrable Securities so Transferred shall cease and terminate.

Section 4.7.    Limitations on Subsequent Registration Rights. From and after the effective date of the first registration statement filed by the Company for the offering of its securities to the general public, the Company may, without the prior written consent of the Holders, enter into any agreement with any holder or prospective holder of any securities of the Company that provides such holder or prospective holder of securities of the Company comparable, but not conflicting, registration rights granted to the Holders hereby.
Section 4.8.    Entire Agreement. This Agreement, the Stockholders Agreement and the other agreements referenced herein and therein constitute the entire agreement among the parties hereto with respect to the subject matter hereof and supersede any prior agreement or understanding among them with respect to the matters referred to herein.
Section 4.9.    Governing Law; Waiver of Jury Trial; Jurisdiction.
(a)    Governing Law. This Agreement is governed by and will be construed in accordance with the laws of the State of Delaware, excluding any conflict-of-laws rule or principle (whether of Delaware or any other jurisdiction) that might refer the governance or the construction of this Agreement to the law of another jurisdiction.
(b)    Waiver of Jury Trial. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE ACTIONS OF THE PARTIES HERETO IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT THEREOF. The Company or any Holder may file an original counterpart or a copy of this Section 4.9(b) with any court as written evidence of the consent of any of the parties hereto to the waiver of their rights to trial by jury.
(c)    Jurisdiction. Each of the parties hereto (i) consents to submit itself to the personal jurisdiction of the Court of Chancery of the State of Delaware and any state appellate court therefrom located in the State of Delaware (or, only if the Court of Chancery declines to accept jurisdiction over a particular matter, any state or federal court sitting in Wilmington, Delaware) (together, the “Specified Courts”) in the event any dispute arises out of this Agreement or any of the transactions contemplated by this Agreement, (ii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from such court, (iii) agrees that it will not bring any action relating to this Agreement or any of the transactions contemplated by this Agreement in any court other than the Specified Courts and (iv) to the fullest extent permitted by law, consents to service being made through the notice procedures set forth in Section 4.5. Each party hereto hereby agrees that, to the fullest extent permitted by law, service of any process, summons, notice or document by U.S. registered mail to the respective addresses set forth in Section 4.5 shall be effective service of process for any suit or proceeding in connection with this Agreement or the transactions contemplated hereby.
Section 4.10.    Interpretation; Construction.
(a)    The headings herein are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof.

Where a reference in this Agreement is made to a Section, such reference shall be to a Section of this Agreement unless otherwise indicated. Whenever the words “include”, “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation”.
(b)    The parties have participated jointly in negotiating and drafting this Agreement. In the event that an ambiguity or a question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.
Section 4.11.    Counterparts. This Agreement may be executed (including by facsimile transmission or other electronic signature of this Agreement signed by such party (via PDF, TIFF, JPEG or the like)) with counterpart pages or in one or more counterparts, each of which shall be deemed an original and all of which shall, taken together, be considered one and the same agreement, it being understood that both parties need not sign the same counterpart.
Section 4.12.    Severability. In the event that any provision of this Agreement shall be invalid, illegal or unenforceable, such provision shall be construed by limiting it so as to be valid, legal and enforceable to the maximum extent provided by law, and the validity, legality and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby.
Section 4.13.    Specific Performance. It is hereby agreed and acknowledged that it will be impossible to measure the money damages that would be suffered if the parties fail to comply with any of the obligations imposed on them by this Agreement and that, in the event of any such failure, an aggrieved party will be irreparably damaged and will not have an adequate remedy at law. Each party hereto shall, therefore, be entitled (in addition to any other remedy to which such party may be entitled at law or in equity) to injunctive relief, including specific performance, to enforce such obligations, without the posting of any bond, and if any action should be brought in equity to enforce any of the provisions of this Agreement, none of the parties hereto shall raise the defense that there is an adequate remedy at law.
Section 4.14.    Confidentiality. Each Holder agrees that any information obtained thereby pursuant to this Agreement (including any information about any proposed registration or offering pursuant to Articles II or III hereof) will not, without the prior written consent of the Company, be disclosed by such Holder or used by such Holder for any purpose other than the exercise of such Holder’s rights under this Agreement; provided that each Holder may disclose any such information on a confidential basis to its directors, officers, fiduciaries, trustees, employees and representatives.
Section 4.15.    Further Assurances. Each party hereto shall do and perform or cause to be done and performed all such further acts and things and shall execute and deliver all such other agreements, certificates, instruments and documents as any other party hereto reasonably may request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.
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COMPANY

ALLIANCE LAUNDRY HOLDINGS INC.

By:	/s/ Michael Schoeb
Name: Michael Schoeb
Title: Chief Executive Officer and Director
[Signature Page to Registration Rights Agreement]

BDT BADGER HOLDINGS, LLC

By:	BDTCP GP II-A, L.P., its managing member

By:	BDTCP GP II, CO., its general partner

By	/s/ Mary Ann Todd
Name: Mary Ann Todd
Title: Secretary & General Counsel
[Signature Page to Registration Rights Agreement]

SCHEDULE A

Party	Address
BDT Badger Holdings, LLC	c/o BDT Capital Partners, LLC, 401 North Michigan Avenue, Suite 3100, Chicago, IL 60611